UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

AMERICAN OIL & GAS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 991-0173

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2007, American Oil & Gas, Inc. (the “Company”) issued a press release entitled “American Oil & Gas Reports 3rd Quarter 2007 Results”, relating to the Company’s earnings for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On November 8, 2007, the Company issued a press release entitled “American Oil & Gas Reports 3rd Quarter 2007 Results”, relating to the Company’s earnings for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 8, 2007, the Company issued a press release, which is attached as Exhibit 99.2, relating to the Company’s presentations at two upcoming investor conferences.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 8.01 to this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated November 8, 2007.
Exhibit 99.2	Press Release dated November 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2007	AMERICAN OIL & GAS, INC.
	By:	/s/ Joseph B. Feiten

Joseph B. Feiten, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated November 8, 2007
Exhibit 99.2	Press Release dated November 8, 2007

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